PROSPECTUS
----------              THE ALGER     |
                        RETIREMENT    |      75 MAIDEN LANE
                        FUND          |      NEW YORK, NEW YORK 10038
                                             (800) 992-3362



                        ALGER GROWTH RETIREMENT PORTFOLIO
================================================================================

     The Alger Retirement Fund (the "Fund"), formerly known as The Alger Defined Contribution Trust, is a registered investment company--a mutual fund--that presently offers interests in four Portfolios. This Prospectus sets forth information about the Alger Growth Retirement Portfolio (the "Portfolio"). The Portfolio seeks long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities, primarily of companies with total market capitalization of $1 billion or greater.

     Shares of the Portfolio are available for investment without a sales charge to defined contribution retirement plans (the "Plans") which elect to make the Fund an investment option for participants in such Plans.

     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

     This Prospectus, which should be retained for future reference, is designed to provide you with certain essential information that you should know before investing. A "Statement of Additional Information" dated April 12, 1996 containing further information about all portfolios of the Fund, including the Portfolio, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. A copy of the Statement of Additional Information may be obtained, without charge, by contacting the Fund at the address or phone number above.



 FRED ALGER |                                    FRED ALGER |
MANAGEMENT, | Investment Manager                 & COMPANY, | Distributor
       INC. |                                  INCORPORATED |


Distributor

================================================================================
          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
            COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
               OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
                    ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
                     ANY REPRESENTATION TO THE CONTRARY IS A
                                CRIMINAL OFFENSE.
================================================================================

                                 April 12, 1996

--------------------------------------------------------------------------------


                     CONTENTS

                                                 Page
                                                 ----

The Portfolio's Expenses......................... iii

Financial Highlights.............................  iv

Alger Growth Retirement Portfolio................   1

Fred Alger Management, Inc.......................   1

Investment Objective and Policies................   1

Certain Securities and Investment
    Techniques...................................   3

Management ......................................   4


Net Asset Value..................................   7

Purchases and Redemptions........................   7

Dividends and Distributions......................   8

Taxes............................................   8

Organization.....................................   8

Performance......................................   9

Investor and Shareholder Information.............  10


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                                       ii

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--------------------------------------------------------------------------------

THE PORTFOLIO'S EXPENSES

     The Table below is designed to assist you in understanding the various costs and expenses that you will bear as a shareholder. The Table does not reflect any charges or deductions which are, or may be, imposed by the Plans.

     The Example below asssumes that all dividends and distributions are reinvested and that the annual percentage amounts listed under Annual Portfolio Operating Expenses remain the same in each of the Periods shown. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Load Imposed on Purchases................................     None

Maximum Sales Load Imposed on Reinvested Dividends.....................     None

Deferred Sales Load....................................................     None

Redemption Fees........................................................     None


ANNUAL PORTFOLIO OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)*

Management Fees........................................................     .75%
                                                                           ----

Other Expenses.........................................................     .37
                                                                           ----
Total Portfolio Expenses...............................................    1.12%
                                                                           ====



EXAMPLE
You would pay the  following  expenses on a $1,000  investment,  assuming
  (1) 5% annual return and (2) redemption at the end of each time period:


One Year...............................................................    $  11

Three Years............................................................       36

Five Years.............................................................       62

Ten Years..............................................................      136

* Based on expenses incurred during the Portfolio's last fiscal year, restated to reflect the estimated future effect of compensating providers of record-keeping and/or administrative services to participating retirement plans. See Management--Expenses.

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                                      iii

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

     The Financial Highlights for the year ended October 31, 1995 and the period from November 8, 1993 (commencement of operations) through October 31, 1994 have been audited by Arthur Andersen LLP, the Fund's independent public accountants, as indicated in their report dated December 19, 1995 on the Fund's financial statements as of October 31, 1995 which are included in the Fund's Statement of Additional Information. The Financial Highlights should be read in conjunction with the Fund's financial statements and related notes. The Statement of Additional Information may be obtained from the Fund without charge.


THE ALGER RETIREMENT FUND
GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period
--------------------------------------------------------------------------------
                                                       1995            1994(i)
                                                      -------          -------
Net asset value, beginning of period..............   $  10.38         $  10.00
                                                     --------         --------
Net investment (loss).............................      (0.01)           (0.03)
Net realized and unrealized gain on investments...       3.59             0.41
                                                     --------         --------
    Total from investment operations..............       3.58             0.38
Distributions from net realized gains.............      (2.31)              --
                                                     --------         --------
Net asset value, end of period....................   $  11.65          $ 10.38
                                                     ========          =======
Total Return......................................      37.1%             3.8%
                                                     ========          =======
Ratios and Supplemental Data:
  Net assets, end of period (000's omitted) ......   $ 13,042          $ 9,365
                                                     ========          =======
  Ratio of expenses to average net assets(ii).....      1.11%            1.26%
                                                     ========          =======
  Ratio of net investment income (loss)
    to average net assets.........................      (.18%)          (0.29%)
                                                     ========          =======
Portfolio Turnover Rate...........................    133.42%          103.79%
                                                     ========          =======


 (i) For the period November 8, 1993 (commencement of operations) through October 31, 1994. Ratios have been annualized; total return has not been annualized.

(ii) Reflects total expenses, including fees offset by earnings credits. The expense ratio net of earnings credits would have been 1.08% for the year ended October 31, 1995.

--------------------------------------------------------------------------------

                                  ALGER GROWTH
                              RETIREMENT PORTFOLIO

   The Fund is a diversified, open-end management investment company that offers a selection of four Portfolios, each with the investment objective of long-term capital appreciation. The Fund reserves the right to make shares of the Portfolios available to other investors, as may be approved by the Trustees from time to time. The Fund's Board of Trustees may establish additional Portfolios at any time.

   Shares of the Portfolio are only available for investment through defined contribution retirement plans (the "Plans") which elect to make the Portfolio an investment option for participants in such Plans. Individuals, including participants in such Plans, cannot directly invest in the Portfolio but may do so only through a participating Plan.

   Only the Plans may be record holders of the shares of the Portfolios. Within the limitations applicable to a Plan, a participant in such Plan (a "Participant") may direct the Plan to purchase or redeem shares of the Portfolio. Participants in a Plan cannot contact the Fund directly to request the purchase or redemption of the Portfolio's shares. Instead, Participants must contact their Plan Sponsor or its agent designated for the purpose of processing purchase and redemption requests. References in this Prospectus to shareholders are to Plan Sponsors as the record holders of the Portfolio's shares. The assets of the Portfolio are not plan assets of any of the Plans.



                           FRED ALGER MANAGEMENT, INC.

   Subject to the supervision and direction of the Fund's Board of Trustees, Fred Alger Management, Inc. ("Alger Management") is responsible for the overall administration of the Fund, manages the Portfolios in accordance with the Portfolios' investment objectives and stated investment policies, makes investment decisions for the Portfolios, places orders to purchase and sell securities on behalf of the Portfolios and employs professional securities analysts who provide research services exclusively to the Portfolios and other accounts for which Alger Management or its affiliates serve as investment adviser. Alger Management is generally engaged in the business of rendering investment advisory services to mutual funds, institutions and to a lesser extent, individuals.


                              INVESTMENT OBJECTIVE
                                  AND POLICIES

   The following is a brief description of the investment objective and policies of the Portfolio. No assurance can be given that the Portfolio's objective will be achieved. Certain instruments and techniques discussed in this summary are described in greater detail in this Prospectus under the caption "Certain Securities and Investment Techniques" and in the Statement of Additional Information.

   The Statement of Additional Information contains specific investment restrictions that govern the Portfolio's investments. These restrictions and the Portfolio's investment objective are "fundamental" policies, which means that they may not be changed without a majority vote of shareholders of the Portfolio. Except for the investment objective and the investment restrictions specifically identified as fundamental, all investment policies and practices described in this Prospectus and in the Statement of Additional Information are not fundamental, so the Fund's Board of Trustees may change them without shareholder approval. The fundamental restrictions applicable to the Portfolio include, among others, (i) a prohibition on any Portfolio's purchasing a security, other than obligations issued or guaranteed by the U. S. Government, its agencies or instrumentalities ("U. S. Government securities"), if as a result more than five percent of the assets of the Portfolio would be invested in the securities of the issuer or the Portfolio would own more than 10 percent of the outstanding voting securities of the issuer, except that 25 percent of the Portfolio's total assets may be invested without regard to the five percent limitation; (ii) a prohibition on the Portfolio's investing more than 25 percent of its total assets in the securities of issuers in a particular industry with exceptions for U.S. Government securities; and (iii) a prohibition on the Portfolio's borrowing money or pledging its assets, except for temporary or emergency purposes in an amount not exceeding 10 percent of the Portfolio's total assets.

   Except during temporary defensive periods, the Portfolio, formerly known as Alger Defined Contribution Growth Portfolio, invests at least 65 percent of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization of $1 billion or greater.

   The Portfolio may invest up to 35 percent of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization of less than $1 billion.

   The Portfolio will not invest more than 15 percent of its net assets in "illiquid" securities, which include restricted securities, securities for which there is no readily available market and repurchase agreements with maturities of greater than seven days; however, restricted securities that are determined by the Board of Trustees to be liquid are not subject to this limitation (see "Certain Securities and Investment Techniques--Restricted Securities"). In addition, the Portfolio will limit its investments in warrants and rights to not more than five percent of its net assets, of which not more than two percent of its net assets may be invested in warrants not listed on a recognized domestic stock exchange. Warrants or rights acquired as part of a unit attached to securities at the time of acquisition are not subject to these limitations, which may be changed without shareholder approval. The Portfolio may lend its securities and enter into "short sales against the box." See "Certain Securities and Investment Techniques." The Portfolio will only invest in convertible debt securities rated in one of the three highest rating categories by any nationally recognized statistical rating organization ("NRSRO"). See the Statement of Additional Information for a description of these ratings.

   The investment objective of the Portfolio is long-term capital appreciation. Income is a consideration in the selection of investments but is not an investment objective of the Portfolio. The Portfolio seeks to achieve its objective by investing in equity securities, such as common or preferred stocks or securities convertible into or exchangeable for equity securities, including warrants and rights.

   It is anticipated that the Portfolio will invest primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market. These companies may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth progress owing to factors such as management changes or development of new technology, products or markets or may be companies providing products or services with a high unit volume growth rate. In order to afford the Portfolio the flexibility to take advantage of new opportunities for investments in accordance with its investment objective, the Portfolio may hold up to 15 percent of its net assets in money market instruments and repurchase agreements and in excess of that amount during temporary defensive periods. This amount may be higher than that maintained by other funds with similar investment objectives. See "Certain Securities and Investment Techniques."

   Investors considering equity investing through the Portfolio should carefully consider the inherent risks. Expectations of future inflation rates should be considered in making investment decisions and even though over the long term stocks may present attractive opportunities, the results of an equity investment managed by a particular management firm may not match the market as a whole.


                             CERTAIN SECURITIES AND
                              INVESTMENT TECHNIQUES

   The Portfolio may use the investment strategies and invest in the types of securities described below, which may involve certain risks. The Statement of Additional Information contains more detailed information about these practices and information about other investment practices of the Portfolio.


REPURCHASE AGREEMENTS

   Under the terms of a repurchase agreement, the Portfolio would acquire a high quality money market instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the instrument at an agreed price (including accrued interest) and time, thereby determining the yield during the Portfolio's holding period.


SHORT SALES

   The Portfolio may sell securities "short against the box." While a short sale is the sale of a security the Portfolio does not own, it is "against the box" if at all times when the short position is open the Portfolio owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.


RESTRICTED SECURITIES

   The Portfolio may invest in restricted securities, which are securities subject to legal or contractual restrictions on their resale. These restrictions might prevent the sale of the securities at a time when a sale would otherwise be desirable. In order to sell securities that are not registered under the federal securities laws it may be necessary for the Portfolio to bear the expense of registration. No restricted securities will be acquired if the acquisition would cause the aggregate value of all illiquid securities to exceed 15 percent of the Portfolio's net assets.

   The Portfolio may invest in restricted securities issued under Rule 144A of the Securities Act of 1933. In adopting Rule 144A, the Securities and Exchange Commission specifically stated that restricted securities traded under Rule 144A may be treated as liquid for purposes of investment limitations if the board of trustees (or the fund's adviser acting subject to the board's supervision) determines that the securities are in fact liquid. Examples of factors that the Fund's Board of Trustees will take into account in evaluating the liquidity of a Rule 144A security, both with respect to the initial purchase and on an ongoing basis, will include, among others: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). In accordance with Rule 144A, the Board has delegated its responsibility to Alger Management to determine the liquidity of each restricted security purchased by the Portfolio pursuant to the Rule, subject to the Board's oversight and review. Because institutional trading in restricted securities is relatively new, it is not possible to predict how institutional markets will develop. If institutional trading in restricted securities were to decline to limited levels, the liquidity of the Portfolio could be adversely affected.


LENDING OF PORTFOLIO SECURITIES

   In order to generate income and to offset expenses, the Portfolio may lend portfolio securities to brokers, dealers and other financial organizations. Loans of securities by the Portfolio, if and when made, may not exceed 33 1/3 percent of the Portfolio's total assets and will be collateralized by cash, letters of credit or U. S. Government securities that are maintained at all times in an amount equal to at least 100 percent of the current market value of the loaned securities.


OTHER INVESTMENTS

   The Portfolio may invest a portion of its assets in money market instruments, including, but not limited to, certificates of deposit, time deposits and bankers' acceptances issued by domestic bank and thrift institutions, U.S. Government securities, commercial paper and repurchase agreements.


PORTFOLIO TURNOVER

   A Portfolio's turnover rate is calculated by dividing the lesser of purchases or sales of securities for the fiscal year by the monthly average of the value of the Portfolio's securities, with obligations with less than one year to maturity excluded. A 100 percent turnover rate would occur, for example, if all included securities were replaced once during the year.

   The Portfolio will not normally engage in the trading of securities for the purpose of realizing short-term profits, but will adjust their holdings as considered advisable in view of prevailing or anticipated market conditions, and turnover will not be a limiting factor should Alger Management deem it advisable to purchase or sell securities.

   In Alger Management's view, companies are organic entities that continuously undergo changes in response to, among other things, economic, market, environmental, technological, political and managerial factors. Generally, securities will be purchased for capital appreciation and not for short-term trading profits. However, the Portfolio may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable. Moreover, it is Alger Management's philosophy to pursue the Portfolio's investment objective of capital appreciation by managing this Portfolio actively, which may result in high portfolio turnover. Increased portfolio turnover will have the effect of increasing the Portfolio's brokerage and custodial expenses.


                                   MANAGEMENT

BOARD OF TRUSTEES

   The affairs of the Fund are managed under the supervision of its Board of Trustees. The Statement of Additional Information contains general background information about each Trustee and executive officer of the Fund. By virtue of the responsibilities assumed by Alger Management, the Fund requires no employees other than its executive officers. None of the Fund's executive officers devotes full time to the affairs of the Fund.


INVESTMENT MANAGER

   Alger Management serves as the Fund's investment manager. In that capacity, Alger Management, among other things, analyzes the Portfolio's assets, arranges for the purchase and sale of the Portfolio's securities and selects broker-dealers that, in its judgment, provide prompt and reliable execution at favorable prices and reasonable commission rates. It is anticipated that the Fund's distributor, Fred Alger & Company, Incorporated ("Alger Inc."), an affiliate of Alger Management, will serve as the Fund's broker in effecting substantially all of the Portfolios' transactions on securities exchanges and will retain commissions in accordance with certain regulations of the Securities and Exchange Commission. In addition, Alger Management may select broker-dealers that provide it with brokerage and research services and may cause a Portfolio to pay these broker-dealers commissions that exceed those other broker-dealers may have charged, if it views the commissions as reasonable in relation to the value of the brokerage and research services received. The Fund will consider sales of its shares as a factor in the selection of broker-dealers to execute over-the-counter portfolio transactions, subject to the requirements of best price and execution.

   Alger Management is a wholly owned subsidiary of Alger Inc. which in turn is a wholly owned subsidiary of Alger Associates, Inc., a financial services holding company. As of February 21, 1996, Fred M. Alger III and his brother, David D. Alger, owned approximately 53 percent and 17 percent, respectively, of Alger Associates, Inc. and may be deemed to control that company and its subsidiaries.

   Alger Management has been engaged in the business of rendering investment advisory services since 1964 and as of December 31, 1995, had approximately $4.8 billion under management--$3.0 billion in mutual fund accounts and $1.8 billion in other advisory accounts.


PORTFOLIO MANAGERS

   David D. Alger, Seilai Khoo and Ronald Tartaro are primarily responsible for the day-to-day management of the Portfolios of the Fund. Mr. Alger has been employed by Alger Management as Executive Vice President and Director of Research since 1971 and as President since 1995. Ms. Khoo has been employed by Alger Management as a senior research analyst since 1989 and as a Senior Vice President since 1995. Mr. Tartaro has been employed by Alger Management as a senior research analyst since 1990 and as a Senior Vice President since 1995. Mr. Alger, Ms. Khoo and Mr. Tartaro also serve as portfolio managers for other mutual funds and investment accounts managed by Alger Management.

   Alger Management personnel ("Access Persons") are permitted to engage in personal securities transactions subject to the restrictions and procedures of the Fund's Code of Ethics. Pursuant to the Code of Ethics, Access Persons generally must preclear all personal securities transactions prior to trading and are subject to certain prohibitions on personal trading. You can get a copy of the Fund's Code of Ethics by calling the Fund toll-free at (800) 992-3362.

FEES

   The Portfolio pays Alger Management a management fee computed daily and paid monthly at an annual rate of 0.75% of the Portfolio's average daily net assets. This management fee is higher than that paid by most other investment companies.


EXPENSES

   Operating expenses for the Portfolio generally consist of all costs not specifically borne by Alger Management, including investment management fees, fees for necessary professional and brokerage services, costs of regulatory compliance and costs associated with maintaining legal existence and shareholder relations. The Portfolio's investment management agreement with Alger Management provides that it will reimburse the Portfolio to the extent required by applicable state law for certain expenses that are described in the Statement of Additional Information. From time to time, Alger Management, in its sole discretion and as it deems appropriate, may assume certain expenses of the Portfolio while retaining the ability to be reimbursed by the Portfolio for such amounts prior to the end of the fiscal year. This will have the effect of lowering the Portfolio's overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are assumed or reimbursed, as the case may be. Alger Management will not be reimbursed for such amounts if such action would violate the provisions of any applicable state securities laws relating to the limitations of the applicable Portfolio's expenses.
   The Portfolio may compensate certain entities other than Alger Inc. and its affiliates for providing record-keeping and/or administrative services to participating retirement plans. This compensation may be paid at an annual rate of up to .25% of the net asset value of shares of the Portfolio held by those plans.


DISTRIBUTOR

   Alger Inc. serves as the Fund's distributor and also distributes the shares of other mutual funds managed by Alger Management.


TRANSFER AGENT

   Alger Shareholder Services, Inc., an affiliate of Alger Management, serves as transfer agent for the Fund. Certain record-keeping services that would otherwise be performed by Alger Shareholder Services, Inc. may be performed by other entities providing similar services to their customers who invest in the Portfolio. The Fund, Alger Shareholder Services, Inc., Alger Inc. or any of its affiliates may elect to enter into a contract to pay them for such services.


                                 NET ASSET VALUE

   The net asset value per share of the Portfolio is calculated on each day on which the New York Stock Exchange, Inc. (the "NYSE") is open as of the close of regular trading on the NYSE (currently 4:00 p.m. Eastern time). The NYSE is currently open on each Monday through Friday, except (i) January 1st, Washington's Birthday (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and December 25th or (ii) the preceding Friday when any one of those holidays falls on a Saturday, or the subsequent Monday when any one of those holidays falls on a Sunday. Net asset value per share of the Portfolio is computed by dividing the value of the Portfolio's net assets by the total number of its shares outstanding.

   The assets of the Portfolio that are traded on a securities exchange or other recognized market are valued on the basis of market quotations. Those assets for which quotations are not readily available are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. Instruments with remaining maturities of 60 days or less are valued on the basis of amortized cost, as described in the Statement of Additional Information.


                            PURCHASES AND REDEMPTIONS

   All direct purchasers of shares of the Portfolio will be Plan Sponsors which establish or maintain Plans. Participants may invest in shares of the Portfolio only through their respective Plan Sponsor. Participants cannot contact the Fund directly to purchase shares of the Portfolios. Instead, Participants must contact their Plan Sponsor or its agent for the purpose of processing purchase requests. There is no minimum amount for initial or subsequent investments for any Plan Sponsor. Participants should contact their Plan Sponsor for information concerning the appropriate procedure for investing in the Portfolio.

   Orders for shares of the Portfolio received by the Fund or the Fund's transfer agent are effected on days on which the NYSE is open for trading. For orders received before the close of regular trading on the NYSE, purchases and redemptions of the shares of the Portfolio are effected at the net asset value per share determined as of the close of regular trading on the NYSE on that same day. Orders received after the close of regular trading on the NYSE are effected at the next calculated net asset value. See "Net Asset Value." All orders for the purchase of shares are subject to acceptance or rejection by the Fund. Payment for redemptions will be made by the Fund's transfer agent on behalf of the Fund and the Portfolio within seven days after the request is received. Neither the Fund nor the Portfolio assesses any fees, either when it sells or when it redeems its shares.

   Investors may exchange stock of companies acceptable to Alger Management for shares of the Portfolio with a minimum of 100 shares of each company being generally required. The Fund believes such exchange provides a means by which holders of certain securities may invest in the Portfolios of the Fund without the expense of selling the securities in the public market. The investor should furnish either in writing or by telephone to Alger Management a list with a full and exact description of all securities proposed for exchange. Alger Management will then notify the investor as to whether the securities are acceptable and, if so, will send a Letter of Transmittal to be completed and signed by the investor. Alger Management has the right to reject all or any part of the securities offered for exchange. The securities must then be sent in proper form for transfer with the Letter of Transmittal to the Custodian of the Portfolio's assets. The investor must certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. Upon receipt by the Custodian, the securities will be valued as of the close of business on the day of receipt in the same manner as the Portfolio's securities are valued each day. Shares of the Portfolio having an equal net asset value as of the close of the same day will be registered in the investor's name. There is no sales charge on the issuance of shares of the Portfolio, no charge for making the exchange and no brokerage commission on the securities accepted, although applicable stock transfer taxes, if any, may be deducted. The exchange of securities by the investor pursuant to this offer may constitute a taxable transaction and may result in a gain or loss for federal income tax purposes. The tax treatment experienced by investors may vary depending upon individual circumstances. Each investor should consult a tax adviser to determine Federal, state and local tax consequences.


                           DIVIDENDS AND DISTRIBUTIONS

   Each Portfolio will be treated separately in determining the amounts of dividends of investment income and distributions of capital gains payable to holders of its shares. Dividends and distributions will be automatically reinvested on the payment date for each shareholder's account in additional shares of the Portfolio at net asset value. Dividends will be declared and paid annually. Distributions of any net realized capital gains earned by the Portfolio usually will be made annually after the close of the fiscal year in which the gains are earned.

                                      TAXES

   The Fund intends that the Portfolio will qualify separately as a "regulated investment company" within the meaning of the Internal Revenue Code of 1986, as amended (the "Code") for each taxable year of each Portfolio. If so qualified, and providing certain distribution requirements are met, the Portfolio will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders.

   With respect to participants in the Plans, dividends from net investment income and net realized capital gains ordinarily will not be subject to taxation until such dividends are distributed to such participants from their Plan accounts. Generally, distributions from a Plan will be taxable as ordinary income at the rate applicable to the participant at the time of distribution. In certain cases, distributions made to a participant from a Plan prior to the date on which the participant reaches age 59 1/2 are subject to a penalty tax equivalent to 10% of the amount so distributed, in addition to the ordinary income tax payable on such amount for the year in which it is distributed.

   The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. Participants should consult their Plan Sponsors or tax advisers regarding the tax consequences of participation in the Plan or of any Plan contributions or withdrawals.

                                  ORGANIZATION

   The Fund was organized on July 14,1993 under the laws of the Commonwealth of Massachusetts and is a business entity commonly known as a "Massachusetts business trust." The Fund offers shares of beneficial interest of separate classes, par value $.001 per share. An unlimited number of shares of four classes, representing the shares of the Portfolios, have been authorized. No class of shares has any preference over any other class.

   When matters are submitted for shareholder vote, shareholders of the Portfolio will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of a Portfolio is required on any matter affecting the Portfolio on which shareholders are entitled to vote, such as approval of a Portfolio's agreement with Alger Management. Shareholders of one Portfolio are not entitled to vote on a matter that does not affect that Portfolio but that does require a separate vote of the other Portfolios. There normally will be no annual meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office on the vote of shareholders holding at least two-thirds of the Fund's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting on the written request of shareholders holding at least 10 percent of the Fund's outstanding shares.


                                   PERFORMANCE

   The Portfolio may include quotations of "total return" and/or "yield" in advertisements or reports to shareholders or prospective investors. Both "total return" and/or "yield" figures are based on historical earnings and are not intended to indicate future performance. Total return figures show the aggregate or average percentage change in value of an investment in the Portfolio from the beginning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of the Portfolio's shares and assume that any income dividends and/or capital gains distributions made by the Portfolio during the period were reinvested in shares of the Portfolio. Figures will be given for recent 1, 5 and 10 year periods, and may be given for other periods as well (such as from commencement of the Portfolio's operations, or on a year-by-year basis). When considering "average" total return figures for periods longer than one year, it is important to note that the Portfolio's annual total return for any one year in the period might have been greater or less than the average for the entire period. The Portfolio may also use "aggregate" total return figures for various periods, representing the cumulative change in value of an investment in the Portfolio for the specific period (again reflecting changes in Portfolio share prices and assuming reinvestment of dividends and distributions) as well as "actual annual" and "annualized" total return figures. Total returns may be shown by means of schedules, charts or graphs, and may indicate subtotals of the various components of total return (i. e., change in value of initial investment, income dividends and capital gains distributions). The "yield" of the Portfolio refers to "net investment income" generated by the Portfolio over a specified thirty-day period. This income is then "annualized." That is, the amount of "net investment income" generated by the Portfolio during that thirty-day period is assumed to be generated over a 12-month period and is shown as a percentage of the investment. "Total return" and "yield" for the Portfolio will vary based on changes in market conditions. In addition, since the deduction of the Portfolio's expenses is reflected in the total return and yield figures, "total return" and "yield" will also vary based on the level of the Portfolio's expenses.

   From time to time, advertisements or reports to shareholders may compare the yield or performance of the Portfolio to that of other mutual funds with a similar investment objective. The performance of the Portfolio might be compared to rankings prepared by Lipper Analytical Services, Inc., which is a widely recognized, independent service that monitors the performance of mutual funds, as well as to various unmanaged indices, such as the S&P 500. In addition, evaluations of the Portfolio published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron's, Business Week, Forbes, Institutional Investor, Investor's Business Daily, Kiplinger's Personal Finance, Money, Morningstar, The New York Times, USA Today and The Wall Street Journal may be included in advertisements or communications to shareholders. Any given performance comparison should not be considered as representative of the Portfolio's performance for any future period.


                            INVESTOR AND SHAREHOLDER
                                   INFORMATION

   Investors and shareholders may contact the Fund toll-free at (800) 992-3362 for further information regarding the Fund and the Portfolio, including current performance quotations, as well as for assistance in obtaining a Statement of Additional Information. The Fund's Annual Report contains additional performance information and is available on request and without charge by contacting the Fund at the toll-free number listed above.

================================================================================

     No person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information in connection with the offering of the Portfolio's shares, and if given or made, such other information or representations must not be relied on as having been authorized by the Fund. This Prospectus does not constitute an offer in any state in which, or to any person to whom, such offer may not lawfully be made.

                            -----------------------

Investment Manager:
Fred Alger Management, Inc.
75 Maiden Lane
New York, New York 10038

Distributor:
Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, New Jersey 07302

Transfer Agent:
Alger Shareholder Services, Inc.
30 Montgomery Street
Box 2001
Jersey City, New Jersey 07302

Independent Public Accountants:
Arthur Andersen LLP
1345 Avenue of the Americas
New York, New York 10105

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                        THE ALGER   |
                        RETIREMENT  |  Meeting the challenge
                        FUND        |  of investing





                                  ALGER GROWTH
                              RETIREMENT PORTFOLIO

                                          |
                                          |
                              PROSPECTUS  |  April 12, 1996
                                          |
                                          |

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